Hotchkis and Wiley Funds International Small Cap Diversified Value Fund	Class I – HWTIX Class A (not currently offered) Class Z (not currently offered)	Summary Prospectus July 1, 2026
Before you invest, you may want to review the Hotchkis & Wiley International Small Cap Diversified Value Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information, annual report to shareholders and semi-annual report to shareholders and Form N-CSR, online at http://www.hwcm.com/mutual-funds/resources/literature. You can also get this information at no cost by calling 1-866-HW-Funds (1-866-493-8637) or by sending an email request to prospectus@hwcm.com. The Fund’s Prospectus is also available from financial intermediaries who are authorized to sell Fund shares. The Fund’s Prospectus and Statement of Additional Information, both dated July 1, 2026, along with the financial statements included in the Fund’s most recent Form N-CSR dated June 30, 2025, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above. This Summary Prospectus provides information about the mutual fund class shares of the Fund. In addition to mutual fund class shares, the Fund offers ETF Class shares (an exchange-traded class of shares) through a separate prospectus. The Fund's ETF Class shares are listed and traded on a national securities exchange and, unlike mutual fund class shares, are not individually redeemable. The ETF Class shares will not commence trading unless and until the initial Authorized Participant effects the minimum initial purchase. The Fund's ETF Class operates as an actively managed ETF. An investment in the Fund's mutual fund class shares is not an investment in an ETF.

Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Hotchkis and Wiley Funds. More information about these and other discounts is available from your financial professional and in the sections titled “About Class I, Class A, Class C and Class Z Shares” beginning on page 66 of the Prospectus, in Appendix A to the Prospectus, and in “Purchase of Shares” beginning on page 65 in the Fund’s Statement of Additional Information. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, on your purchases and sales of Class Z shares of the Fund, which are not reflected in the tables and example below..

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None(b)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class Z
Management Fees(a)	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	4.14%	4.14%(c)	4.13%(c)
Total Annual Fund Operating Expenses	4.84%	5.09%	4.83%
Fee Waiver and/or Expense Reimbursement	-3.95%	-3.95%	-3.94%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement(d)(e)	0.89%	1.14%	0.89%
(a)The Management Fee has been restated to reflect the management fee currently in effect.
(b)You may be charged a deferred sales charge of up to 0.75% if you did not pay an initial sales charge on an investment of $1 million or more in Class A shares and you redeem your shares within one year after purchase.
(c)Class A and Class Z shares are not currently offered.
(d)The Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement” has been restated to reflect the fee waiver and expense limitations currently in effect.
(e)Hotchkis & Wiley Capital Management, LLC has contractually agreed to waive management fees and/or reimburse expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, redemption liquidity service expenses, if any, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses) through August 29, 2027 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed the following limits: Class I – 0.89%, Class A – 1.14%, and Class Z – 0.89%. The agreement may only be terminated with the consent of the Board of Trustees.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the fee waiver/expense reimbursement in effect for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$91	$1,100	$2,113	$4,659
Class A	$635	$1,636	$2,635	$5,125
Class Z	$91	$1,098	$2,109	$4,651

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

Principal Investment Strategy. Currently, the Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in equity securities of non-U.S. small capitalization companies, which may include companies located or operating in developed or emerging markets. Effective on or about August 31, 2026, the Fund’s 80% investment policy will be revised to the following: Under normal circumstances, the Fund invests at least 80% of its net assets plus borrowings for investment purposes in equity securities of non-U.S. small capitalization companies, which may include companies located or operating in developed or emerging markets, that meet Hotchkis & Wiley Capital Management, LLC’s (the “Advisor”) definition of value. The Advisor determines where a company is located, and thus whether a company is located outside the U.S. or in an emerging market, by referring to: (i) its primary stock exchange listing; (ii) where it is registered, organized or incorporated; (iii) where its headquarters are located; (iv) where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or (v) where at least 50% of its assets are located. The Fund will allocate its assets among various regions and countries (but in no less than three different countries). From time to time, a substantial portion of the Fund’s assets may be invested in companies located in a single country.

Small capitalization companies are defined as those companies that have market capitalizations not greater than that of the largest company included in the MSCI World ex-USA Small Cap Index (the “Index”) over the prior twelve months. The Index is a free-float adjusted market capitalization-weighted index that is designed to measure the equity market performance of smaller capitalization stocks in developed markets, excluding the U.S. market. The market capitalization range of the Index changes constantly, but as of May 31, 2026, the total market capitalization of the largest company included in the Index was $24.5 billion. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held in the Fund.

The Advisor believes value companies to be companies the Advisor believes are undervalued in the marketplace. The Advisor considers traditional and other measures of value, such as (1) whether the company is included in a third-party value benchmark; (2) whether the company falls below the relevant equity market index average for any “value” metric, such as price-to-earnings ratio; price-to-book value ratio; price-to-cash flow ratio; price-to-sales ratio; or enterprise value-to-EBITDA, among others; or (3) the Advisor determines, based on a reasonable, consistently applied investment process, that the company exhibits characteristics commonly associated with value investments, even if it does not satisfy one or more of the specific metrics described above. In making this determination, the Advisor generally considers whether the company’s market price appears to undervalue its intrinsic value, including due to factors such as temporary business or market dislocation, cyclical pressures, or the company being out of favor with investors. For example, the Advisor may determine that a company constitutes a value investment where its current market price is below the Advisor’s assessment of intrinsic value, as derived from a discounted cash flow analysis or comparable company valuation multiples; provided that such determination is supported by fundamental or valuation-based analysis and one or more valuation or financial indicators (which may include, among others, earnings, cash flow, asset values, or comparable company analysis), as applied within the Advisor’s investment process.

In addition to purchasing equity securities on exchanges where the companies are located, the Fund may purchase equity securities on exchanges other than where their companies are domiciled (often traded as dual listed securities) or in the form of Depositary Receipts, which include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or similar securities. The Fund will invest primarily in companies located in developed countries, but may invest up to 20% of its assets in emerging markets.

The Fund may enter into currency contracts (such as spot, forward and futures) to hedge foreign currency exposure.

The Fund seeks to invest in companies whose future prospects are misunderstood or not fully recognized by the market. The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior, such as investment decisions driven by emotions, biases, or cognitive errors. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process based on a proprietary model that is augmented with internally-generated fundamental research. The Fund seeks broad diversified exposure to these investment opportunities by, under normal conditions, holding equity securities of approximately 250 to 300 different companies. As part of the Advisor's investment process, the investment team evaluates the general and industry-specific Environmental, Social, and Governance (“ESG”) factors that the Advisor believes to be the most financially material to a company's short-, medium-, and long-term enterprise value. The Advisor believes this evaluation contributes to its overall analysis of a company’s value creation for shareholders and future financial performance. With the exception of diversification guidelines, the Fund does not employ pre-determined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) portfolio diversification. Relative valuation involves selling an investment when a company’s valuation metrics become high relative to comparable companies, the market, or its historical levels. Fundamental operating trends involves selling an investment when there is evidence of a decline in a company’s underlying business performance or industry conditions. Deterioration of fundamentals involves selling an investment when a company’s underlying business or industry fundamentals, such as revenue or earnings, weaken. Portfolio diversification refers to selling holdings to maintain balance, manage risk, and optimize returns.

As of the date of this Prospectus, the top sectors represented by the Fund’s underlying investments were financials and industrials. The Fund’s investments in various sectors may change over time.

Principal Investment Risks. As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of investing in the Fund are described in this section.

Market Risk. Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries represented in the securities markets. These factors include general domestic or foreign economic, political or financial market conditions, rates of economic growth and employment, trade and monetary policy, interest rates, inflation, and currency rates. Natural disasters, public health emergencies (including pandemics and epidemics), global conflict and war, military conflict, climate change, terrorism and other unforeseeable events that adversely affect individual companies, industries, sectors, and/or segments of the market, may lead to instability in world economies and markets and may have negative long-term effects. Any of such factors could have a materially negative
2    Hotchkis & Wiley International Small Cap Diversified Value Fund | Summary Prospectus | July 1, 2026

impact on the value of the Fund’s shares or the liquidity of an investment and may result in increased market volatility.

Style Risk. The Advisor follows an investing style that favors value investments. Value investing style may over time go in and out of favor in certain market cycles. At times when the value investing style is out of favor the Fund’s performance may be negatively impacted. Investors should be prepared to tolerate volatility in Fund returns.

Equity Securities Risk. Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally or particular industries represented by those markets, including poor management on the part of the stock's issuer, shrinking product demand and other business risks, such as rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence).

Small and Mid-Cap Companies Risk. Investment in small and mid-cap companies may involve more risk than investing in larger, more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value. In addition, small and mid-cap companies may have less access to capital markets during times of market distress.

Active Management Risk. The Fund is subject to active management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark. The Advisor may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant performance deviation relative to its benchmark. The Advisor does not seek to replicate the performance of any index.

Industrials Sector Risk. The Fund will not concentrate its investments (i.e. invest more than 25% of the value of its total assets) in securities of issuers in any industry or group of industries. As of the date of this Prospectus, the Fund currently invests a significant portion of its assets in companies in the industrials sector. The industrials sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, and government regulation.

Financials Sector Risk. The Fund will not concentrate its investments (i.e. invest more than 25% of the value of its total assets) in securities of issuers in any industry or group of industries. As of the date of this Prospectus, the Fund currently invests a significant portion of its assets in companies in the financials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions. Changing interest rates could reduce the profitability of certain types of companies in the financials sector. Financial companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Significant events may have a negative impact on economies and financial markets worldwide, resulting in higher debt defaults, loan write-offs, and government intervention, and potentially the failure of some financial institutions, each of which would reduce investment performance of financials sector companies held by the Fund.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk. The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and may suffer from increased foreign government action, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to the investment risks associated with that region or country, although the Advisor does not intend to focus on a specific geographic region or country. Foreign securities can be less liquid and more difficult to value than other securities.

Adverse political, economic or social developments, as well as U.S. and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds.

Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

European Investments Risk. Exposure to investments in European countries may expose the Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries.

Japan Risk. Investments in securities of Japanese issuers are subject to a range of risks specific to Japan's economy, politics, and geography. The Japanese economy is heavily dependent on international trade and can be significantly affected by trade tariffs, competition from emerging markets, and fluctuations in global commodities prices. Japan's economic growth has remained relatively low since the early 2000s, and future growth may be constrained by factors such as an unstable financial services sector, low domestic consumption, corporate structural weaknesses, and demographic challenges like an aging population and declining birth rates. The country's economy is also characterized by a high level of government intervention and protectionism, reliance on oil

Hotchkis & Wiley International Small Cap Diversified Value Fund | Summary Prospectus | July 1, 2026    3

imports, and relatively high unemployment. Political and social instability, as well as strained foreign relations can have a negative impact on Japanese markets and could even destabilize the broader region. In addition, the Japanese yen has shown periods of significant volatility against the U.S. dollar and other currencies, and currency fluctuations elsewhere in Asia can also impact Japan's markets. Monetary policies, rising interest rates, tax increases, budget deficits, and shifts in consumer confidence may further contribute to market instability. A significant portion of Japan's trade is conducted with developing nations, making the economy sensitive to conditions in those countries. Japan's geographic location exposes it to frequent and sometimes severe natural disasters, including earthquakes, volcanic eruptions, typhoons, and tsunamis, all of which can adversely affect economic conditions and, in turn, the Fund's performance.

Emerging Market Risk. Foreign (non-U.S.) investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues. Taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in laws and regulations of emerging markets could result in loss to the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. In addition, when investing in emerging market countries, there may be differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

Currency Risk. If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

Foreign Currency Exchange Contracts Risk. A foreign currency exchange contract involves the Fund’s purchase or sale of a specific currency on a spot basis or at a future date at a price set at the time of the contract. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

ADR and GDR Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. The bar chart shows the Fund’s performance for Class I shares. The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance and an additional index that reflects the market sectors in which the Fund invests. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at https://www.hwcm.com/mutual-funds/resources/literature or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Fund’s Class I shares as of March 31, 2026 was 0.59%. During the period shown in the bar chart, the highest return for a calendar quarter was 18.60% (quarter ended December 31, 2022) and the lowest return for a calendar quarter was -12.35% (quarter ended June 30, 2022).

4    Hotchkis & Wiley International Small Cap Diversified Value Fund | Summary Prospectus | July 1, 2026

Average Annual Total Returns
(for the periods ended December 31, 2025)

	1 Year	5 Years	Since Inception (06/30/20)
International Small Cap Diversified Value Fund
Return Before Taxes – Class I	30.93%	11.91%	16.42%
Return After Taxes on Distributions – Class I	29.88%	8.42%	12.98%
Return After Taxes on Distributions and Sale of Fund Shares – Class I	19.66%	8.50%	12.33%
MSCI World Index (Net) USD (reflects no deduction for fees, expenses or taxes)	21.09%	12.15%	15.23%
MSCI World ex-USA Small Cap Index (Net) USD (reflects no deduction for fees, expenses or taxes)	34.07%	6.49%	10.96%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are tax-exempt or who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides a tax deduction that benefits the investor.

Management

Advisor. Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
Judd Peters, CFA	Portfolio Manager	2020
Ryan Thomes, CFA	Portfolio Manager	2020

Purchase and Sale of Fund Shares. You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for trading by written request via mail (Hotchkis and Wiley Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252) or through a broker-dealer or other financial intermediary. You may also purchase Fund shares by wire transfer. You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $250,000. For Class A shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for individual retirement accounts (“IRAs”). The minimum initial investment for Class Z shares will vary depending on the type of qualifying investor. The minimum subsequent investment in the Fund for all share classes is generally $100. The Fund is currently not offering Class A or Class Z shares to investors.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are tax-exempt or you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Hotchkis & Wiley International Small Cap Diversified Value Fund | Summary Prospectus | July 1, 2026    5